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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2008


                                AMERIANA BANCORP
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               (Exact name of registrant as specified in charter)

          INDIANA                       0-18392                  35-1782688
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(State or other jurisdiction      (Commission File Number)     (I.R.S. Employer
    of incorporation)                                       Identification No.)


                2118 BUNDY AVENUE, NEW CASTLE, INDIANA 47263-1048
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (765) 529-2230
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
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            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF
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            CERTAIN OFFICERS
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      On March 31, 2008, Ameriana Bank, SB (the "Bank"), the wholly owned subsidiary of Ameriana Bancorp, and John J. Letter, Chief Financial Officer of the Bank, entered into an Amended and Restated Employment Agreement (the "Agreement"), which, among other amendments, extended the term from December 31, 2008 to a period ending 36-months from January 1, 2008, the effective date of the Agreement. The term may be further extended annually upon review by the Board of Directors.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERIANA BANCORP



Dated: April 3, 2008               By: /s/ Jerome J. Gassen
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                                       Jerome J. Gassen
                                       President and Chief Executive Officer